Exhibit 24.1

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint RICHARD C. ADKERSON and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                        /s/ James R. Moffett
                                       ---------------------
                                           JAMES R. MOFFETT

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.
      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                      /s/ Richard C. Adkerson
                                     ------------------------
                                          RICHARD C. ADKERSON

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                       /s/ Morrison C. Bethea
                                      -----------------------
                                         MORRISON C. BETHEA

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                         /s/ Robert A. Day
                                         -------------------
                                           ROBERT A. DAY

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                         /s/ Gerald J. Ford
                                        -------------------
                                          GERALD J. FORD

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of May, 2002.



                                      /s/ H. Devon Graham, Jr.
                                      ------------------------
                                          H. DEVON GRAHAM, JR.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of May, 2002.



                                       /s/ Glenn A. Kleinert
                                      -----------------------
                                          GLENN A. KLEINERT

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in her capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                     /s/ Gabrielle K. McDonald
                                    --------------------------
                                        GABRIELLE K. McDONALD

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                       /s/ C. Howard Murrish
                                      -----------------------
                                         C. HOWARD MURRISH



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                       /s/ B. M. Rankin, Jr.
                                       -----------------------
                                          B. M. RANKIN, JR.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                       /s/ J. Taylor Wharton
                                      ----------------------
                                          J. TAYLOR WHARTON

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in her capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                       /s/ Nancy D. Parmelee
                                       ----------------------
                                          NANCY D. PARMELEE


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Bonus Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of May, 2002.



                                    /s/ C. Donald Whitmire, Jr.
                                    ---------------------------
                                       C. DONALD WHITMIRE, JR.